[Pepper Hamilton LLP Letterhead]

The New York Times Building

37th Floor

620 Eighth Avenue

New York, NY 10018-1405

212.808.2700

Fax 212.286.9806

April 12, 2017

BY EDGAR

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, DC 20549-1090

Re:	Preliminary Consent Solicitation Statement on Schedule 14A for SITO Mobile, Ltd.

Dear Ladies and Gentlemen:

On behalf of our client, Mr. Stephen D. Baksa, a non-management shareholder of SITO Mobile, Ltd., a Delaware corporation (the “Company”), we are filing, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, a Preliminary Consent Solicitation Statement on Schedule 14A (the “Consent Solicitation Statement”) and related forms of consent. As described further in the Consent Solicitation Statement, the Consent Solicitation Statement is being filed in connection with the solicitation of consents of the holders of common stock, par value $0.001 per share of the Company in an effort to effect certain proposals to (i) amend and restate the Company’s Bylaws, (ii) increase the size of the Company’s board of directors, (iii) remove certain members of the Company’s board of directors and (iv) elect certain nominees to serve on the Company’s board of directors.

We hope to mail definitive copies of the Consent Solicitation Statement to certain shareholders of the Company following completion of your review on or around April 22, 2017.

Please direct any questions you may have with respect to this filing to me at 212-808-2732 or manzk@pepperlaw.com, and to my colleague Andrew Hulsh at 212.808.2741 or hulsha@pepperlaw.com.

Very truly yours,

/s/ Kevin E. Manz
Kevin E. Manz, Esq.

Encls.

cc: Stephen D. Baksa

cc: Andrew Hulsh, Esq.